UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 4, 2010
ENCORE WIRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20278	75-2274963

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1329 Millwood Road
McKinney, Texas	75069

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 562-9473

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
The annual meeting of the stockholders of Encore Wire Corporation, a Delaware corporation (the “Company”) was held at the Company’s corporate offices at 1329 Millwood Road, McKinney, Texas, 75069, at 9:00 a.m., local time, on May 4, 2010.
The Board of Directors of the Company solicited proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934. There was no solicitation in opposition to the Board of Directors’ nominees for director as listed in the proxy statement, and all of such nominees were duly elected as reported below.
Out of a total of 23,159,052 shares of the Company’s common stock outstanding and entitled to vote at the meeting, 21,574,205.99 shares were present in person or by proxy, representing approximately 93% of the outstanding shares.
The first matter voted on by the stockholders, as fully described in the proxy statement for the annual meeting, was the election of directors. The following table presents the number of shares voted for and number of shares withheld from each nominee for director.

Director Nominee	Number of Votes Received	Number Withheld

Donald E. Courtney	19,065,638.99	488,549.00

Thomas L. Cunningham	19,316,745.48	237,442.51

Daniel L. Jones	19,158,745.63	395,442.36

William R. Thomas III	19,301,072.99	253,115.00

Scott D. Weaver	19,006,493.99	547,694.00

John H. Wilson	19,120,822.99	433,365.00
The second matter voted on by the stockholders, as fully described in the proxy statement for the annual meeting, was a resolution to approve the Encore Wire Corporation 2010 Stock Option Plan. The following table presents the number of shares voted for, against, and abstaining from such resolution and the number of broker non-votes.

Number of Shares	Number of Shares	Number of Shares
Voted FOR the	Voted AGAINST	ABSTAINING FROM	Broker Non-
Resolution	the Resoultion	the Resolution	Votes

17,531,302.99	1,515,390.00	507,493.00	2,020,020.00

The third matter voted on by the stockholders, as fully described in the proxy statement for the annual meeting, was a resolution to approve Ernst & Young LLP as the auditor of the Company’s financial statements for the year ending December 31, 2010. The following table presents the number of shares voted for, against, and abstaining from such resolution and the number of broker non-votes.

Number of Shares	Number of Shares	Number of Shares
Voted FOR the	Voted AGAINST	ABSTAINING FROM	Broker Non-
Resolution	the Resolution	the Resolution	Votes

21,330,033.83	205,976.00	38,196.16	0.00

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE WIRE CORPORATION
Date: May 5, 2010	By:	/s/ FRANK J. BILBAN
Frank J. Bilban, Vice President — Finance,
Chief Financial Officer, Treasurer and Secretary